UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - January 6, 2006

UPSNAP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50560	20-0118697
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Jackson Street, Suite 203, P.O. Box 2399, Davidson, North Carolina	28036
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code - 919-412-8132

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 6, 2006, UpSnap, Inc. (the “Company”) completed the acquisition of substantially all of the assets of XSVoice, Inc., a Tennessee corporation (the “Acquisition”). On January 12, 2006, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

Reference is made to the following financial statements attached hereto as Exhibit 99.1:

(i) Audited Balance Sheet as of December 31, 2005;

(ii) Audited Statements of Operations for the years ended December 31, 2005 and 2004;

(iii) Audited Statements of Stockholders’ Equity for the years ended December 31, 2005 and 2004; and

(iv) Audited Statements of Cash Flows for the years ended December 31, 2005 and 2004.

(b)  Pro-forma Financial Report.

Reference is made to the following financial reports attached hereto as Exhibit 99.1:

(i) Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 2005;

(ii) Unaudited Consolidated Pro Forma Balance Sheet as of December 31, 2005;

(iii) Unaudited Consolidated Pro Forma Statement of Revenue and Expense for the year ended September 30, 2005; and

(iv) Unaudited Consolidated Pro Forma Statement of Revenue and Expense for the three months period ended December 31, 2005.

(c) Exhibits

Exhibit 10.1
Asset Purchase Agreement dated January 6, 2006, by and between UpSnap, Inc. and XSVoice, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on January 12, 2006, and incorporated hereby in reference).

Exhibit 99.1
Audited Balance Sheet as of December 31, 2005; Audited Statements of Operations for the years ended December 31, 2005 and 2004; Audited Statements of Stockholders’ Equity for the years ended December 31, 2005 and 2004; Audited Statements of Cash Flows for the years ended December 31, 2005 and 2004; Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 2005; Unaudited Consolidated Pro Forma Balance Sheet as of December 31, 2005; Unaudited Consolidated Pro Forma Statement of Revenue and Expense for the year ended September 30, 2005; and Unaudited Consolidated Pro Forma Statement of Revenue and Expense for the three months period ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSNAP, INC.

Date: March 22, 2006	By:	/s/ Tony Philipp
Tony Philipp Chief Executive Officer

XSVOICE, INC.

REPORT ON AUDIT OF FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2005 AND 2004

CONTENTS

PAGE

Report of Independent Registered Public Accounting Firm	F-2

FINANCIAL STATEMENTS

Balance Sheet	F-3

Statements of Operations	F-4

Statements of Stockholders’ Equity	F-5

Statements of Cash Flows	F6-7

Notes to the Financial Statements	F8-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
XSVoice, Inc.

We have audited the accompanying balance sheet of XSVoice, Inc., as of December 31, 2005, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2005 and 2004, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of XSVoice, Inc.) as of December 31, 2005 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2005 and 2004, respectively in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management plans in regards to these matters are described in Note F. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bedinger & Company
Certified Public Accountants
Concord, California
March 10, 2006

XSVOICE, INC.
Balance Sheet
December 31, 2005

December 31,
2005

ASSETS

CURRENT ASSETS
Cash	$12,737
Accounts receivable (Notes B and J)	150,634

TOTAL CURRENT ASSETS	163,372

Fixed assets, net (Note D)	191,243

Deposits	7,500

TOTAL ASSETS	$362,115

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses (Note C)	$707,840
Related party notes payable (Note H)	19,518
Accrued interest payable	50,011
Notes payable (Note H)	611,840

TOTAL CURRENT LIABILITIES	1,389,209

STOCKHOLDERS' EQUITY (Note G)

Class A - Voting Common stock, par value $.001,
20,000,000 shares authorized; issued and
outstanding 8,882,178 at December 31, 2005	8,882

Class B - Non-Voting Common stock, par value $.001,
1,500,000 shares authorized; issued and
outstanding 785,000 December 31, 2005	785

Additional paid-in capital	3,718,629

Treasury stock	(22,750)
Retained Earnings <Deficit>	(4,732,640)

TOTAL STOCKHOLDERS' EQUITY <DEFICIT>	(1,027,094)
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$362,115

See Notes to Financial Statements

XSVOICE, INC.
Statements of Operations
Years Ended December 31, 2005 and 2004

	Year Ended December 31,
	2005	2004
REVENUES
Sales	$840,002	$419,920
Cost of sales	(344,228)	(338,950)
Gross profit	495,774	80,970

EXPENSES
Selling, general and administrative	1,162,186	2,146,393
Depreciation	68,494	55,335
Total expense	1,230,680	2,201,728

Loss from operations	(734,905)	(2,120,758)

OTHER INCOME AND EXPENSES
Gain on forgiveness of debt	9,526	94,204
Gain on sale of assets	59,400
Gain on settlement with vendors	69,279
Interest income		21
Vendor reimbursement for equipment		33,250
Other income	80	88
Loan cost expense	(66,503)	(1,100)
Interest expense	(68,195)	(4,551)
Total other income and expenses	3,588	121,913

NET INCOME (LOSS)	$(731,318)	$(1,998,845)

Weighted average shares outstanding
Basic	9,825,681	8,939,906
Diluted	12,457,346	10,530,517

Loss per share	($0.07)	($0.22)

See Notes to Financial Statements

XSVOICE, INC.
Statements of Stockholders' Equity
Years Ended December 31, 2005 and 2004

	Class A - Voting		Class B - Non Voting					Total
	Common Stock		Common Stock		Additional		Retained	Stockholders'
	Number of		Number of		Paid-in	Treasury	Earnings	Equity
	Shares	Amount	Shares	Amount	Capital	Stock	<Deficit>	<Deficit>
December 31, 2003	6,722,296	$6,722	785,000	$785	$1,876,599	$-	$(2,002,478)	$(118,371)

Shares issued for services	962,632	963			1,024,477			1,025,440
Exercise of warrants	295,000	295			58,705			59,000
Shares issued for cash	550,000	550			549,450			550,000
Net loss							(1,998,845)	(1,998,845)

BALANCES
December 31,2004	8,529,928	$8,530	785,000	$785	$3,509,231	-	($4,001,323)	(482,777)

Shares issued for services	325,000	325			162,175			162,500
Exercise of warrants	25,000	25			4,975			5,000
Shares issued for cash	125,000	125			24,875			25,000
Shares issued to lender	100,000	100			39,900			40,000
Shares redeemed	(222,750)	(223)			(22,527)	(22,750)		(45,500)
Net loss							(731,318)	(731,318)

BALANCES
December 31, 2005	8,882,178	$8,882	785,000	$785	$3,718,629	$(22,750)	$(4,732,640)	$($1,027,094)

See Notes to Financial Statements

XSVOICE, INC.
Statements of Cash Flows
Years Ended December 31, 2005 and 2004

	Year Ended December 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Cash received from customers	$1,108,395	$417,831
Other operating cash receipts	3,656	745
Cash provided by operating activities	1,112,051	418,577

Cash paid to suppliers	617,477	296,775
Cash paid to employees and independent contractors	661,009	654,182
Cash paid for expenses	219,262	203,398
Cash paid for interest expense	18,092	-
Cash paid for operating activities	1,515,839	1,154,356

NET CASH USED FOR OPERATING ACTIVITIES	(403,788)	(735,779)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of furniture and equipment	(95,027)	(19,480)
Vendor reimbursement for equipment	42,000	-
Deposits	-	(7,500)
NET CASH USED FOR INVESTING ACTIVITIES	(53,027)	(26,980)

CASH FLOWS FROM FINANCING ACTIVITIES:

Sale of common stock	30,000	609,000
Borrowing of notes payable	500,000	186,000
Repayment of notes payable	(74,160)	(60,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	455,840	735,000

NET INCREASE <DECREASE> IN CASH	(975)	(27,759)

CASH, beginning of period	13,712	41,472

CASH, end of period	$12,737	$13,712

See Notes to Financial Statements

XSVOICE, INC.
Statements of Cash Flows (continued)
Years Ended December 31, 2005 and 2004

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net loss	$(731,318)	$(1,998,845)
Adjustments to reconcile net loss
to net cash used by operating activities:
Depreciation	68,494	55,335
Gain on forgiveness of debt	(78,806)	(94,204)
Shares issued for services	162,500	1,025,440
Gain on sale of assets	(59,400)	-
Shares issued to lender	40,000
CHANGES IN CURRENT ASSETS AND CURRENT
LIABILITIES:
(Increase) decrease in current assets:
Accounts receivable	(112,123)	(38,511)
Deferred Loan Closing Costs		1,100
Increase (decrease) in current liabilities:
Accounts payable and accrued expenses	263,707	323,069
Accrued interest payable	43,158	(9,163)

NET CASH USED FOR OPERATING ACTIVITIES	(403,788)	(735,779)

NON-CASH STOCK TRANSACTIONS

Shares issued for services	$162,500	$1,025,440
Shares issued to lender	$40,000	$-

See Notes to Financial Statements

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE A - ORGANIZATION

XSVoice, Inc. (the “Company”) was incorporated on December 1, 2000 (Inception) under the laws of the State of Tennessee. The Company has headquarters in Nashville, Tennessee.

The Company is a wireless platform and application developer that, through its proprietary SWInG (Streaming Wireless Internet Gateway) technology, enables mobile access to virtually any type of audio content, including Internet-based streaming audio, radio, television, satellite or other audio source. Thanks to XSVoice's technology, carrier distribution channels and premium content provider relationships, wireless users can access a continuously growing array of streaming, mobile-oriented information and entertainment services.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

These financial statements have been prepared by management in accordance with accounting principals generally accepted in the United States. The significant accounting principles are as follows:

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Property and equipment

Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

The Company depreciates its property and equipment on a double declining basis using the following lives:

Computer equipment and software:	5 years
Furniture and equipment:	7 years
Leasehold improvements:	39 years

Disclosure about Fair Value of Financial Instruments

The Company estimates that the fair value of all financial instruments at December 31, 2005, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. These estimates and assumptions are based on management's judgment and available information and, consequently, actual results could be different from these estimates.

Research and Development Expenditures

Research and development expenses consist primarily of professional services provided for the development of the SWInG (Streaming Wireless Internet Gateway) technology. The Company follows the guidelines in Statement of Financial Accounting Standards No. 2, Accounting for Research and Development Costs. Expenditures, including equipment used in research and development activities, are expensed as incurred.

Revenue Recognition

The Company generating revenues when cellular telephone users access the Company’s content through one of the cellular telephone carriers. Revenue is recognized when the Company receives usage confirmation from a cellular telephone carrier. Revenues are net after the carrier takes out its share. Cost of revenues consists primarily of revenue share arrangements with the company’s carrier and content provider partners.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Accounts receivable

Accounts deemed uncollectible are written off in the year they become uncollectible.

Long-lived assets

Statement of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may not be recovered. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

Segment reporting

The Company follows Statement of Financial Accounting Standards No. 130, Disclosures About Segments of an Enterprise and Related Information. The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (Continued)

Advertising costs

The Company expenses all costs of advertising as incurred. Advertising costs of $329 and $7,099 were incurred for the years ended December 31, 2005 and 2004 respectively.

Income Taxes

In accordance with Statement of Financial Accounting Standards No. 109, Accounting For Income Taxes, the Company uses an asset and liability approach for financial accounting and reporting for income taxes. The basic principles of accounting for income taxes are: (a) a current tax liability or asset is recognized for the estimated taxes payable or refundable on tax returns for the current year; (b) a deferred tax liability or asset is recognized for the estimated future tax effects attributable to temporary differences and carryforwards; (c) the measurement of current and deferred tax liabilities and assets is based on provisions of the enacted tax law and the effects of future changes in tax laws or rates are not anticipated; and (d) the measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

Loss per Common Share

The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings (loss) per share. Basic loss per share is calculated using the weighted average number of common shares outstanding in the period. Diluted loss per share includes potentially dilutive securities such as outstanding options and warrants, using the "treasury stock" method and convertible securities using the "if-converted" method. The assumed exercise of options and warrants and assumed conversion of convertible securities have not been included in the calculation of diluted loss per share as the affect would be anti-dilutive.

Recent Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 151, Inventory Costs, which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. SFAS No. 151 will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. We do not believe the adoption of SFAS No. 151 will have a material impact on our financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, which eliminates the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS No. 153 will be effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. We do not believe the adoption of SFAS No. 153 will have a material impact on our financial statements.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (Continued)

In December 2004, the FASB issued SFAS No. 123(R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods or services. This standard requires an issuer to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under Accounting Principles Board (APB) Opinion No. 25. We do not believe the adoption of SFAS No. 123 (R) will have a material impact on our financial statements.

In May 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provision. When a pronouncement includes specific transition provisions, those provisions should be followed. The Company has no transactions that would be subject to SFAS 154.

NOTE C - ACCOUNTS PAYABLE

At December 31, 2005 accounts payable consisted of the following:

Vendors payable	$286,399
Payable to former stockholders	27,500
Board member expense reimbursements payable	21,891
Deferred compensation	372,050
$707,840

NOTE D - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2005:

Furniture and Fixtures	$8,830
Equipment	136,192
Computer Systems	278,161
Leasehold Improvements	5,440
428,623
Less: Accumulated. Depreciation	(237,380)
Total Fixed Assets	$191,243

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE E - INCOME TAXES

For the twelve month period ended December 31, 2005, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2005, the Company had approximately $4,552,000 respectively of accumulated federal and state net operating losses. The net operating loss carryforwards, if not utilized, will begin to expire in 2021.

The components of the Company’s deferred tax asset are as follows:

As of December 31
2005
Deferred tax assets:
Net operating loss carryforwards	$4,552,000
Total deferred tax assets	4,552,000

Net deferred tax assets before valuation allowance	4,552,000
Less: Valuation allowance	(4,552,000)
Net deferred tax assets	$-0-

For financial reporting purposes, the Company has incurred a loss since its inception. Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2005.

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

Twelve Month Period Ended December 31
2005
Federal and state statutory rate	$1,593,200
Change in valuation allowance on deferred tax assets	(1,593,200)
$0

NOTE F - GOING CONCERN

As shown in the accompanying financial statements, the Company has accumulated net losses from operations totaling $4,732,640, and as of December 31, 2005. This factor raises substantial doubt about the Company’s ability to continue as a going concern.

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE G - STOCKHOLDER’S EQUITY

Class A - Voting Common Stock

Holders of Class A Common Stock are entitled to one vote for each share of stock held and the right to share in the dividends and other distributions from the Company according to such holder’s proportionate interest in the issued and outstanding Common Stock of the Company. Holders of Class A Common Stock are not entitled to redemption or conversion rights, or preemptive rights with respect to any shares or other securities of the corporation that may be issued.

Class B - Non-Voting Common Stock

Holders of Class B Non-Voting Common Stock are entitled to o share in the dividends and other distributions from the Company according to such holder’s proportionate interest in the issued and outstanding Common Stock of the Company. Holders of Class B Non-Voting Common Stock are not entitled to redemption or conversion rights, or preemptive rights with respect to any shares or other securities of the corporation that may be issued. In all respects, except voting rights, holders of Non-Voting Common Stock shall have the same preferences, limitations and relative rights as the holders of Common Stock.

Stock Issued for Cash

During the year ended December 31, 2004, the Company issued 550,000 shares of Class A - Voting Common Stock in exchange for cash of $550,000.

During the year ended December 31, 2005, the Company issued 125,000 shares of Class A - Voting Common Stock in exchange for cash of $25,000.

Stock Issued for Services

During the year ended December 31, 2004, the Company issued 962,632 shares of Class A - Voting Common Stock in exchange for services with a total value of $1,025,440.

During the year ended December 31, 2005, the Company issued 325,000 shares of Class A - Voting Common Stock in exchange for services with a total value of $162,500.

Stock Issued to Lender

During the year ended December 31, 2005, the Company issued 100,000 shares of Class A - Voting Common Stock as part of the consideration for the Note from a Tennessee partnership. See Note H - Notes Payable.

Shares Redeemed

During the year ended December 31, 2005, shareholders redeemed a total of 222,750 shares of Class A - Voting Common Stock in exchange for $22,750. The company paid this obligation in January 2006. See Note N- Subsequent Events.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE G - STOCKHOLDER’S EQUITY (continued)

Warrant Activity

During the year ended December 31, 2004 we issued 295,000 shares of Class A - Voting Common Stock in exchange for $59,000.

During the year ended December 31, 2005 we issued 25,000 shares of Class A - Voting Common Stock in exchange for $5,000.

NOTE H - NOTES PAYABLE

Unsecured note payable to the Company’s Chairman in the amount of $23,518. The Note carries an interest rate of 6% and is due on demand. As of December 31, 2005 this Note remains unpaid and no demand has been made.

In October, 2004, the Company entered into separate $5,000 loans with two of its shareholders. The short-term notes carry no interest. Interest, if imputed, would be immaterial to these financial statements taken as a whole.

On November 5, 2004 the Company entered into a $176,000 Note with one of its carrier partners. The interest rate is 5% above the prime rate and is subject to an additional 2% after any Event of Default. The Company made a $62,500 principal payment on May 31, 2005. The principal sum and all unpaid interest were due to be paid in full by November 30, 2005. The Company is currently in default of this obligation which at December 31, 2005 consisted of principal of $113,500 and accrued interest of approximately $20,921.

The Company believes that it had an understanding with the management team of the customer that the remaining outstanding balance would be either capitalized or discounted in its entirety based upon work the Company was asked to perform for the customer. In reliance upon the arrangement, the Company performed the requested work, but the new work product was never acted upon by the customer due to a series of unrelated business events. Based upon the new arrangement and work performed, the Company has made no further payments to the customer and the customer has made no demand for any such payment.

The Company entered a $500,000 one-year Note with a Tennessee general partnership on February 16, 2005, payable in two distributions of $250,000 each which were made in February and June 2005. The terms of the Note included the issuance of 100,000 shares of class A common stock, 625,000 stock options for class A common stock at an option price of $0.40 per share, and the payment of a 5% Loan Fee and expenses related to the Note. The interest rate is 1% per month on the outstanding principal balance. Payment terms were no principal and interest capitalized for the first three months, payments of interest only for the fourth through sixth month, principal payments amortized over 36 months and interest for the seventh through eleventh month, and outstanding principal and interest for the twelfth month. As of December 31, 2005 the principal due on the note was $488,340 and accrued interest payable was approximately $27,000. The Note was converted to shares subsequent to year end; see Note-N Subsequent Events.

Total interest expense for the years ended December 31, 2005 and 2004 was $68,195 and $ 4,551, respectively.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE I - COMPANY IS DEPENDENT ON A MAJOR CARRIER

The Company is dependent on third-party wireless carriers to provide access to mobile phone users. In 2005 and 2004 virtually all of the company’s revenues were generated by a single wireless carrier. The loss of this carrier or lack of access to other carrier’s networks could have a material adverse effect on the Company.

NOTE J - CONCENTRATION OF ACCOUNTS RECEIVABLE

At December 31, 2005 one customer accounted for 82% of the Company’s accounts receivable.

NOTE K - RELATED PARTY TRANSACTION

The Chairman of the Board of the Company provides services to the Company through his independent consulting firm. Total cash compensation paid during the year ended December 31, 2005 was approximately $86,410.

NOTE L - WARRANTS

At December 31, 2005, the Company had 2,631,665 Warrants outstanding entitling the holder thereof the right to purchase one common share for each warrant held as follows:

Number of Warrants	Exercise Price per Warrant	Expiration Date
45,000	$ 0.25	90 days after $5 Million raise
30,000	$ 0.25	90 days after $5 Million raise
20,000	$ 0.25	90 days after $5 Million raise
50,000	$ 0.25	90 days after $5 Million raise
20,000	$ 1.00	90 days after $5 Million raise
50,000	$ 0.25	90 days after $5 Million raise
50,000	$ 0.25	90 days after $5 Million raise
50,000	$ 0.25	90 days after $5 Million raise
25,000	$ 0.25	90 days after $5 Million raise
25,000	$ 0.25	90 days after $5 Million raise
166,666	$ 0.60	90 days after $5 Million raise
666,666	$ 0.60	7/14/2006
183,333	$ 0.60	90 days after $5 Million raise
1,250,000	$ 0.35	30 days after change of control
2,631,665

The Company had 295,000 warrants exercised during the year ended December 31, 2004 in exchange for cash consideration of $59,000. The Company had 25,000 warrants exercised during the year ended December 31, 2005 in exchange for cash consideration of $5,000.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE M - COMMITMENTS

The Company executed a five year lease on February 13, 2004 for approximately 3,830 square feet of office space. The lease extends through March 31, 2009 at a current rate of $5,107 per month. .Future maturities associated with this commitment are as follows:

Year Ended December 31
2006	$ 62,716
2007	64,631
2008	66,546
2009	16,756

NOTE N - SUBSEQUENT EVENTS

On January 6, 2006 ("Closing Date"), UpSNAP, Inc., a Nevada corporation, completed an acquisition of substantially all of the assets of XSVoice, Inc.

Pursuant to the Asset Purchase Agreement, dated as of the Closing Date ("Asset Purchase Agreement"), UpSNAP, Inc. acquired from the Company substantially all of the Company’s assets used or useful in connection with the conduct of, or arising out of the conduct of, the Company's business (the "Business"). UpSNAP, Inc. also assumed certain liabilities of the Company relating to the assets acquired.

In addition to assuming certain liabilities, UpSNAP, Inc. paid to the Company an aggregate purchase price (together with the amounts described in the next paragraph, "Purchase Price") consisting of (i) $198,828.81 in cash, paid to the Company on the Closing Date (the "Closing Payment"); (ii) an additional $500,000 to be delivered to Company if and when a majority of UpSNAP’s Series A Warrants are exercised or at least $3,200,000 of additional equity capital has been raised by UpSNAP within 12 months from the Closing Date (the "Warrant Payment" and together with the Closing Payment the "Cash Consideration"). Amounts received in connection with the Warrant Payment will be held and distributed pursuant to the terms of the escrow agreement executed by and among the Company, UpSNAP, Inc. and an escrow agent (the "Escrow Agreement"); and (iii) 2,258,470 unregistered shares of UpSNAP, Inc. common stock, $.001 par value ("Common Stock"), of which 590,710 shares will be delivered to the Escrow Agent to be held and distributed pursuant to the terms of the Escrow Agreement.

The escrow was set up in order to guaranty that certain revenue targets are achieved and to indemnify UpSNAP, Inc. against breaches by the Company under the Asset Purchase Agreement. The escrowed assets are to be released to the Company as certain target revenues are achieved by the Business in accordance with the provisions of the Asset Purchase Agreement.

The Company began the dissolution process in January 2006. As part of this process, the Company notified all warrant holders that all outstanding warrants needed to be exercised within 90 days of the sale of the company’s assets, or April 6, 2006.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE N - SUBSEQUENT EVENTS (continued)

On January 6, 2006 the Company issued 2,854,404 shares of its Class A Common Stock. 45,000 of these shares were issued for $0.25 warrants. 2,809,404 shares were issued to extinguish liabilities:

Number of Shares	Value per Share	Liability extinguished
2,061,360	$0.25	Note payable
359,661	$0.50	Deferred compensation
261,765	$0.50	Accrued compensation

In January 2006 the Company paid $22.750 for the shares of Common Stock redeemed in November 2005.

NOTE O - PRO FORMA FINANCIAL INFORMATION

On January 6, 2006 ("Closing Date"), UpSNAP, Inc., a Nevada corporation, completed an acquisition of substantially all of the assets of XSVoice, Inc.

Pursuant to the Asset Purchase Agreement, dated as of the Closing Date ("Asset Purchase Agreement"), UpSNAP, Inc. acquired from the Company substantially all of the Company’s assets used or useful in connection with the conduct of, or arising out of the conduct of, the Company's business (the "Business"). UpSNAP, Inc. also assumed certain liabilities of the Company relating to the assets acquired.

The unaudited pro forma consolidating financial statements give effect to the acquisition as if it had occurred at December 31, 2005 and September 30, 2005. The unaudited pro forma consolidating financial statements are based on available information and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidating financial statements do not purport to represent what the results of operations actually would have been if the events described had occurred as of the dates indicated or what such results will be for any future periods.

The combining companies have different year ends. For purposes of these statements, the year end of December 31 for XSVoice, Inc. has been changed to September 30, which is the year end of UpSNAP, Inc. which is the surviving entity.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

UPSNAP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED PRO FORMA BALANCE SHEET (UNAUDITED)
September 30, 2005

					September 30,
	UpSNAP, Inc.	XSVoice, Inc.			2005
	September 30,	September 30,		Pro-Forma	Pro-Forma
	2005	2005		Entries	Consolidated
Assets
Current assets:
Cash	$175,611	$1,436	(1) (2)	$(1,436)	$175,611
Accounts receivable, net		157,520	(2)	133,179	290,699
Prepaid expenses	3,000				3,000
Total current assets	178,611	158,956		131,743	469,310

Fixed assets, net		259,737	(2)	100,000	359,737

Deposits		7,500	(1)	(7,500)	-

Goodwill			(2)	6,079,224	6,079,224

Total Assets	$178,611	$426,193		$6,303,467	$6,908,271

Liabilities and stockholders' equity

Current liabilities
Accounts payable	$18,009	$501,106	(1)	$(501,106)	$18,009
Accrued interest payable	163	14,457	(1)	(14,457)	163
Payable to XSVoice	-	-	(2)	198,829	198,829
Note payable - shareholder	16,500	29,044	(1)	(29,044	16,500
Notes payable	180,000	611,840	(1) (2)	(498,340)	293,500
Total current liabilities	214,672	1,156,446		(844,117)	527,001

Stockholders' equity
Class A - Voting Common stock, par value $.001,
20,000,0000 shares authorized; issued and outstanding 888,2178		8,780	(1)	(8,780)
Class B - Non-Voting Common stock, par value $.001,
1,500,0000 shares authorized; issued and outstanding 785,000		785		(785)
Common stock; $0.0001 par value; 97,500,000 shares
authorized, 12,999,999 shares issued and outstanding	1,300		(2)	2,363	3,663
Additional paid-in capital	148,699	3,578,981	(1) (2)	2,826,422	6,554,102
Deficit accumulated	(186,060)	(4,318,800)	(1)	4,318,800	(186,060)
Total Stockholders' Equity	(36,061)	(730,254)		7,147,585	6,381,270

Total Liabilities and Stockholders' Equity	$178,611	$426,193		$6,303,467	$6,908,271

(1) To eliminate assets and liabilites of XSVoice not acquired as part of the January 6, 2006 Asset Purchase Agreement.
(2) Purchase accounting entry to reflect UpSNAP, Inc. January 6, 2006 purchase of the assets of XSVoice, Inc.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

UPSNAP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED PRO FORMA BALANCE SHEET (UNAUDITED)
December 31, 2005

					December 31,
	UpSNAP, Inc.	XSVoice, Inc.			2005
	December 31,	December 31,		Pro-Forma	Pro-Forma
	2005	2005		Entries	Consolidated
Assets

Current assets:
Cash	$1,715,219	$12,737	(1)(2)	($211,566)	$1,516,390
Accounts receivable, net		150,634	(1)(2)	74,043	224,677
Prepaid expenses	53,978				53,978
Total current assets	1,769,197	163,372		(137,524)	1,795,045

Fixed assets, net	2,553	191,243	(2)	100,000	293,796

Deposits	965	7,500	(1)	(7,500)	965

Goodwill			(2)	6,079,224	6,079,224

Total Assets	$1,772,715	$362,115		$6,034,200	$8,169,030

Liabilities and stockholders' equity

Current liabilities
Accounts payable	$76,139	$707,840	(1)	($707,840)	$76,139
Accrued interest payable	-	50,011	(1)	(50,011)	-
Note payable - shareholder	-	19,518	(1)	(19,518)	-
Notes payable	-	611,840	(1)(2)	(498,340)	113,500
Total current liabilities	76,139	1,389,209		(1,275,709)	189,639

Stockholders' equity
Class A - Voting Common stock, par value $.001,
20,000,0000 shares authorized; issued and outstanding 8,882,178		8,882	(1)	(8,882)	-
Class B - Non-Voting Common stock, par value $.001,
1,500,0000 shares authorized; issued and outstanding 785,000		785	(1)	(785)	-
Series A preferred stock; $0.0001 par value; 10,000,000
shares authorized, no shares issued and outstanding	-				-
Common stock; $0.001 par value; 97,500,000 shares
authorized, 18,788,494 shares issued and outstanding	18,788		(2)	2,363	21,151
Additional paid-in capital	2,228,485	3,718,629	(1)(2)	2,561,823	8,508,937
Treasury stock		-22,750	(1)	22,750	-
Deficit accumulated	(550,697)	(4,732,640)	(1)	4,732,640	(550,697)
Total Stockholders' Equity	1,696,576	(1,027,094)		7,309,909	7,979,391

Total Liabilities and Stockholders' Equity	$1,772,715	$362,115		$6,034,200	$8,169,030

(1) To eliminate assets and liabilites of XSVoice not acquired as part of the January 6, 2006 Asset Purchase Agreement.
(2) Purchase accounting entry to reflect UpSNAP, Inc. January 6, 2006 purchase of the assets of XSVoice, Inc.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

UPSNAP, INC.
CONSOLIDATED PRO FORMA STATEMENT OF REVENUE AND EXPENSE (UNAUDITED)
YEAR ENDED SEPTEMBER 30, 2005

	UpSNAP, Inc.	XSVoice, Inc.			Consolidated
	10/1/2004 -	10/1/2004 -		Pro-Forma	10/1/2004 -
	9/30/2005	9/30/2005		Entries	9/30/2005
REVENUES
Sales	$-	$801,645			$801,645
Cost of sales		(454,289)			(454,289)
Gross profit	-	347,356			347,356

EXPENSES
Selling, general and administrative	158,586	1,052,417			1,211,003
Depreciation		55,335			55,335
Total expense	158,586	1,107,752			1,266,338

Loss from operations	(158,586)	(760,396)			-918,982

OTHER INCOME AND EXPENSES
Gain on forgiveness of debt		51,963	(1)	(51963)	-
Gain on sale of assets		33,250	(1)		33,250
Gain on settlement with vendors		69,279	(1)	(69279)	-
Interest income					-
Vendor reimbursement for equipment					-
Other income		80			80
Loan cost expense		(66,503)	(1)	66503	-
Interest expense	-	(30,834)	(1)	30834	-
Total other income and expenses	-	57,235		(23905)	33,330

NET LOSS	($158,586)	($703,161)		($23,905)	($885,652)

(1) To eliminate expenses related to assets and liabilites of XSVoice not acquired as part of the January 6, 2006 Asset Purchase Agreement.

XSVOICE, INC.
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

UPSNAP, INC.
CONSOLIDATED PRO FORMA STATEMENT OF REVENUE AND EXPENSE (UNAUDITED)
THREE MONTH PERIOD ENDED DECEMBER 31, 2005

	UpSNAP, Inc.	XSVoice, Inc.			Consolidated
	10/1/2005 -	10/1/2005 -		Pro-Forma	10/1/2004 -
	12/31/2005	12/31/2005		Entries	9/30/2005
REVENUES
Sales	$-	$218,138			$218,138
Cost of sales		(26,398.00)			(26,398)
Gross profit	-	191,740.00			191,740

EXPENSES
Selling, general and administrative	364,637	565,116.00			929,753
Depreciation		68,494.00			68,494
Total expense	364,637	633,610.00			998,247

Loss from operations	(364,637)	(441,870.00)			(806,507)

OTHER INCOME AND EXPENSES
Gain on forgiveness of debt		9,526.00	(1)	-9,526	-
Gain on sale of assets		59,400.00			59,400
Gain on settlement with vendors		-		-	-
Interest income					-
Vendor reimbursement for equipment					-
Other income		-			-
Loan cost expense		-		-	-
Interest expense	-	(40,897)	(1)	40,897	-
Total other income and expenses	-	28,030		31,370	59,400

NET LOSS	($364,637)	($413,841)		$31,370	($747,107)

(1) To eliminate expenses related to assets and liabilites of XSVoice not acquired as part of the January 6, 2006 Asset Purchase Agreement.